SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
              ____________________________________________________

                                   FORM 8-K
                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                               December 13, 2004
               Date of Report (Date of earliest event reported)
              ____________________________________________________

                             SILESIA ENTERPRISES, INC
             (Exact name of registrant as specified in its charter)

                                  814-00689
                            (Commission File Number)

                                  0-32731
                        (Former Commission File Number)

                                  Nevada
        (State or other jurisdiction of incorporation or organization)

                                  88-0492269
                      (IRS Employer Identification Number)

                       520 South Fourth Avenue, Suite 400

     Louisville, KY                                            40202-2577
 (Address of principal executive offices)                       (ZIP Code)

                              James A. Reskin, CEO
                            Silesia Enterprises, Inc.
                       520 South Fourth Avenue, Suite 400

                           Louisville, KY 40202-2577
                     (Name and address of agent for service)

                                (502) 515-1680
          (Telephone number, including area code of agent for service)
          _____________________________________________________________

                                    Copy to:
                                  James Reskin
                               Reskin & Associates
                             520 South Fourth Street,
                            Louisville, KY 40202-2577









Item 1. Change of Control of Registrant. None

Item 2. Acquisition or Disposition of Assets. None

Item 3. Bankruptcy or Receivership. None

Item 4. Changes in Registrant's Certifying Accountant.  None

Item 5. Other Events.   On December 13, 2004, at a Meeting of the Board of
Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected James A. Reskin to fill a vacancy on the Board. Mr. Reskin was elected as a director and Mr. Reskin has accepted this appointment. Mr. Reskin was also appointed by the Board of Directors to serve as Chief Executive Officer and he has accepted this appointment as well. His biographical information is:

	Mr. James Reskin is a graduate of Occidental College and Northwestern University School of Law. He practiced law with Katten, Muchin, Zavis, Pearl and Galler (now known as KMZ Rosenman) where he practiced in the area of real estate and syndications. He acted as a correspondent lender to small life insurance companies and other funds with Mid-North Financial Services in Chicago before beginning real estate development with the firm RLB Properties, Ltd. which he founded in Louisville, KY. In addition to practicing law in his own firm, James A. Reskin & Associates since 1986, he has been providing consulting services to small businesses as a founding partner of Practical Business Concepts, LLC. He helped create and was the original director of operations of the Center for eWorld Education, an innovative educational institution founded by Bellarmine University. He served as president and
later CEO of FullCircle Registry, Inc. (OTCbb: FLCR) until March 2003.   He
served as CEO of Intra-Asia Entertainment Corporation (OTCbb: IRAE) until October 2004 but remains a board member of this company.

On December 13, 2004, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Joe Boller to fill a vacancy on the Board. Mr. Boller was elected as a director and Mr. Boller has accepted this appointment. His biographical information is:

	Mr. Boller earned his Registered Investment Advisor Series 65 in 1989 and currently advises Companies, Pension Plans, and Individuals on implementing wise investment policies. He has been in the Investment Advising business for over eighteen years and has also assisted in raising capital for a variety of start-up companies, and has developed forward plans for the growth of those businesses. Mr. Boller is also a licensed insurance agent for Personal, Estate and Business planning. Mr. Boller graduated from Kansas State University in 1977 and returned to the family farm until 1986 when he became a financial consultant.

On December 13, 2004, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Holly Bryan to fill a vacancy on the Board. Ms. Bryan was elected as a director and Ms. Bryan has accepted this appointment. Her biographical information is:

	Ms. Holly Bryan will be a spring 2005 graduate of Bellarmine University with two degrees in Business Administration and Economics. Currently, she works as an inventory finance analyst for General Electric Consumer and Industrial, headquartered in Louisville, KY. She is awaiting a promotion to occur in July 2005 when she will move to Atlanta, GA to join General Electric's Financial Management Program with their Energy and Power Systems business. She began her career with GE with the indirect supply chain, as global sourcing buyer, three years ago.

Item 6. Resignation of Registrant's Directors.  None.

Item 7. Financial Statements and Exhibits.  None.

Item 8. Change in Fiscal Year. None.

Item 9. Regulation FD Disclosure.  None.

EXHIBITS.  None


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Louisville, Kentucky, on the 13th day of December, 2004.

Silesia Enterprises, Inc.



By:   ____/s/ James A. Reskin________________
      James A. Reskin, Chief Executive Officer